SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                December 1, 2006

Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)

Delaware                                             0-12641                 33-0021693
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(State or Other Jurisdiction                                (Commission           (IRS Employer
of Incorporation)                                       File Number)             Identification No.)

9449 Balboa Avenue, Suite 210, San Diego, CA                                92123
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(Address of Principal Executive Offices)                                          (Zip Code)

Registrant's telephone number, including area code:     (858) 277-5300
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.02. Departure of Directors

Director Resignations:

1.	Eric Gaer, a member of the Board of Directors of the Company has resigned effective December 1, 2006 due to other commitments.

Item 9.01  Exhibits

(b)

Exhibit No.	Exhibit
17	Resignation of Eric Gaer
99.1	News Release - Resignation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE                     TITLE                             DATE
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/s/ Brian Bonar             Chairman of the Board of Directors,                 December 22, 2006
------------------------             Chief Executive Officer, and
Brian Bonar                        (Principal Executive Officer)

/s/ Stanley A. Hirschman             Director                                December 22, 2006
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Stanley A. Hirschman

/s/ Paul F. Muscenti                      Director                                                                                December 22, 2006
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Paul F. Muscenti

/s/ Robert T. Baker                Director                                                                                December 22, 2006
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Robert T. Baker

/s/ Richard H. Green                      Director                                                                               December 22, 2006
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Richard H. Green

/s/ Jim Ellis                     Director                                              December 22, 2006
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Jim Ellis

/s/ David P. Lieberman                Director                                       December 22, 2006
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David P. Liebernman